Keystone America Hartwell Emerging Growth Fund, Inc.

Seeks capital appreciation from growth stocks of small- and medium-sized companies with above-average appreciation potential.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance for the twelve-month period which ended September 30, 1995.

Performance

For the twelve-month period which ended September 30, 1995, your Fund produced the following total returns.

Class A shares returned 37.20%.

Class B shares returned 35.61%.

Class C shares returned 35.89%.

The Russell 2000 index, a benchmark of small company stocks, returned 23.38% for the same period.

We were pleased with your Fund's strong performance in 1995. After a volatile period in 1994, your Fund rebounded sharply, easily surpassing several market benchmarks including the Russell 2000.

Keystone America Hartwell Emerging Growth Fund, Inc., despite periodic short-term setbacks, has shown itself to be a leading long-term performer. As of September 30, 1995, Class A shares were ranked 4th out of 35 small company growth funds for the 10-year period, according to Lipper Analytical Services, Inc.(1) For the five-year period Class A shares ranked 52nd out of 79 funds; for the one-year period Class A shares ranked 77th out of 287 funds.

Your Fund's portfolio manager, John M. Hartwell, founder of J.M. Hartwell, LP, has developed a time-tested approach to investing in small, rapidly growing companies. His strategy includes a stock-by-stock analysis of company finances, products, management, and markets. During the twelve month period, this fundamental approach lead to investments in fast growing companies in the technology, retail, and health care industries. Following our letter to you, Mr. Hartwell discusses his recent strategy.

We appreciate your continued support of Keystone America Hartwell Emerging Growth Fund, Inc. If you have any questions or comments about your Fund, we encourage you to write us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.


/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

November 1995

      [Photo: Albert H. Elfner, III]          [Photo: George S. Bissell]

           Albert H. Elfner, III                   George S. Bissell

(1)Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. Lipper ranks funds based on total returns which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.

                                    A Report
                            From Your Fund Manager

[Photo: John M. Hartwell]

John M. Hartwell is one of the investment industry's best known stock managers. He is the founder of J.M. Hartwell, LP and portfolio manager of your Fund. Mr. Hartwell holds a BA from Harvard College and an MBA from Harvard Business School.

To the Fund's Shareholders:

During the twelve-month period which ended September 30, 1995, small- and medium-sized company stocks were strong performers. Our strategy of investing in relatively small, entrepreneurial companies led us to select stocks in several market niches. While technology stocks accounted for the largest portion of the Fund's investments, specialty retail and health care stocks were also significant contributors to its performance.

Technology Stocks Continued To Be Attractive

From Internet to global telecommunications networks, there is hardly an area of our lives that hasn't been touched by technology. Not only has it become an integral part of our personal lives, but businesses have turned to technology to enhance productivity and to become more competitive in the global economy. This is why some of the most attractive rapidly growing companies continued to be found in the technology sector.

At the beginning of the period, approximately 28% of portfolio assets were invested in technology stocks, including communication, semiconductor, and software. That weighting peaked at 45% around March and dropped back to 39% by the end of the period. Within the technology sector, our individual stock choices centered around certain themes, such as software development, the Internet, video conferencing, improved productivity, and equipment manufacturers.

Software development: McAfee was one of the largest holdings in the portfolio at 5.1% of net assets. McAfee is a software company that produces anti-virus software for computers. With a 70% market share, the company dominates the virus protection segment of the software market. For most of the twelve-month period, McAfee generated growth in earnings at an annual rate of 50%. While we anticipate a moderation in this growth, we believe the company has the potential to maintain an annual growth rate of at least 30%.

The Internet: Netcom is a company that provides access to the Internet. People who subscribe to Netcom can be connected to the Internet through a dial-up telephone service. While approximately eight companies dominate this market niche, none has more than a 20% market share. Netcom is an industry leader, provides one of the least expensive services, and is expanding rapidly.

Video conferencing: Until recently, these companies have focused on providing services for conference rooms. We believe that within the next five years, they will concentrate on developing products and services for individuals to use through personal computers. We believe the biggest, best and most successful company in this area is PictureTel, one of your Fund's top ten holdings. We also hold two other video conferencing companies -- VTel and Video Server.

Productivity enhancement: We believe productivity enhancement is an important theme underlying rapidly growing companies. As companies continue to seek ways to increase earnings, they are turning more and more to technology that can improve productivity. We continued to hold Wonderware and Cognex, companies that use technology to integrate and improve manufacturing processes. We also hold PeopleSoft, a company that develops software for human resources departments. These companies provided consistently strong earnings, and they continued to be strong contributors to Fund performance.

Equipment manufacturers: We invested in several semiconductor companies, including Integrated Silicon Solutions and Exar Corporation. Semiconductors are electronic microcomputer components that are an integral part of personal computers, automobiles, appliances and other products. After generating strong gains, we reduced the Fund's holdings in semiconductor stocks, because we believed their fast earnings growth was close to reaching a peak.

While most technology stocks produced strong gains during the twelve months, some failed to live up to our expectations. At a time when most technology stocks rose in value, Alantec and Digital Link were laggards, so we eliminated them from the portfolio. When the reasons for holding a stock are no longer valid, we are quick to remove them.

Retail and Restaurant Stocks
Helped Boost Gains

During the twelve-month period, specialty retail and restaurant stocks in the portfolio grew from 15% of net assets to about 22%. Because we believed they could meet our criteria for rapid growth, selected companies in the video rental business and certain restaurants were particularly attractive.

Approximately 20% of the business video rental business is owned by large companies, and about 80% is comprised of small, independent enterprises. These small video rental businesses generate a significant amount of cash, and we think they can be acquired for

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Fund Profile
Objective: Seeks capital appreciation from growth stocks of small- and medium-sized companies with above-average appreciation potential.
Commencement of investment operations: September 1968
Number of stocks: 34
Net assets: $121 million
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Top 10 Holdings
as of September 30, 1995
                                                            Percent of
        Stock                       Industry                net assets
 -----------------------------------------------------------------------
Steris                   Healthcare services                    5.2
 -----------------------------------------------------------------------
McAfee Associates        Software/business                      5.1
 -----------------------------------------------------------------------
Netcom-On-Line
   Communications        Communications/software                4.5
 -----------------------------------------------------------------------
Movie Gallery            Specialty retail                       4.4
 -----------------------------------------------------------------------
Cycare Systems           Healthcare/information
                         systems                                4.3
 -----------------------------------------------------------------------
Phycor                   Healthcare services                    3.8
 -----------------------------------------------------------------------
PeopleSoft               Software/business                      3.8
 -----------------------------------------------------------------------
PictureTel               Communications/software                3.7
 -----------------------------------------------------------------------
Sunglass Hut
   International         Specialty retail                       3.7
 -----------------------------------------------------------------------
Cognex                   Software/manufacturing                 3.6
 -----------------------------------------------------------------------

reasonable prices. Two companies in which we invested -- Hollywood Entertainment and Movie Gallery -- are both acquiring video stores. These companies provided attractive returns for the Fund for most of the twelve months. Shortly after the close of the period, however, they reported disappointing earnings, so we cut back on our holdings.

Attractive prices and lower interest rates were factors we considered when purchasing selected restaurant stocks. We invested in Apple South, a medium-priced family dining chain. We also invested in DF&R Restaurants, a Mexican restaurant chain, which during the third quarter of 1995 was acquired by Apple South. Daka International, an institutional food service company, was another restaurant holding. Daka provides educational establishments and small restaurants in shopping malls with catering facilities. It also owns the Fuddruckers chain. All of these stocks generated solid gains. We expect them to grow at around 30% annually for the next two or three years.

Healthcare Stocks Generated Strong Returns

Heathcare stocks remained an exciting area of opportunity, comprising 19% of net assets. Most of our health care holdings experienced solid price appreciation, positive earnings, and strong revenue growth. Within the broad healthcare spectrum, we identified selected stocks in areas that we believe have the potential to experience significant growth.

Steris is a healthcare service company that manufactures equipment that helps sterilize instruments in hospitals. Two additions to the portfolio -- Cycare and Phamis -- are in the information management systems business. As healthcare organizations strive to reduce costs and increase efficiency, they are turning to computer-based information systems that can track inventory, keep schedules, maintain medical records and other types of data. Companies such as Cycare and Phamis are in demand because they provide these services. We believe that these companies have excellent potential for growth because the healthcare industry has only begun to benefit from the potential of computer-based information systems.

The healthcare industry is also taking advantage of outsourcing. Outsourcing means hiring a company with particular expertise to do a job, often for less than if done in-house. One such business is Phycor, a physician practice management group. Phycor is helping consolidate the fragmented physician market. It helps operate clinics under long-term service agreements and provides physicians with administrative and technical support. There are very few companies in this area, and Phycor is one of the leaders. Phycor's stock price appreciated significantly during the twelve-month period.

Our Outlook

Going forward, we believe that the economy should provide a positive backdrop for small-company stocks. We expect to see a continuation of the trend we've experienced over the past six months -- slower economic growth, but not a recession, stable to declining interest rates, and moderate inflation.

While this may be a positive economic environment, we continue to evaluate companies on their individual merits. Investing in small company stocks can mean rapid changes in stock prices over the short term. However, over the 27-year history of this Fund, we believe long-term investors have been rewarded for their commitment.

Sincerely,

/s/ John M. Hartwell

John M. Hartwell
Portfolio Manager and Founder
J.M. Hartwell, LP
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The J.M. Hartwell Investment Discipline

Purchase Strategy--criteria used to evaluate the purchase of a stock for your
Fund:

* Bottoms-up approach, individual company analysis

* Fast growing, emerging companies; minimum 30% earnings growth rate

* Durable and consistent earnings growth

* Long-term approach to investing; not influenced by short-term price swings

* Under $500 million market capitalization at time of purchase; companies with an established and reliable earnings record

* Strong #1 or close #2 market position within industry

* Avoid cyclical businesses or heavily regulated industries

Sell Strategy--criteria used to evaluate when to eliminate a stock owned by your Fund:

* Deteriorating financial situation

* Original purchase determinants no longer valid

* Price-to-earnings per share ratio exceeds growth rate by 50%

* Price decline of greater than 15% with a rise in trading volume without new information

Overall Management Strategy

* Hands on approach, meet/in contact with company management regularly

* Focus on the limited number of companies that are leaders in their field

* Ignore short-term market fluctuations

* Concentrate on companies that will provide above-average capital appreciation over the long-term
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Your Fund's Performance

= = = = = = = = = = = = = = = = [Mountain chart]  = = = = = = = = = = = = = = =
Growth of an investment in
Keystone America Hartwell Emerging Growth
Fund, Inc. Class A

In Thousands
          Reinvested      Initial
         Distributions    Investment
9/85         9425           10000
9/86        12607           12202.1
9/87        20564           15788.5
9/88        17192           14081.3
9/89        23735           17107
9/90        21137           12460.8
9/91        34562           18078.9
9/92        34176           20650.1
9/93        46949           27493.8
9/94        38565           28227.4
9/95        52908           34826.2

A $10,000 investment in Keystone America Hartwell Emerging Growth Fund, Inc. Class A made on September 30, 1985 with all distributions reinvested was worth $52,908 on September 30, 1995. Past performance is no guarantee of future results.
================================================================================

Twelve-Month Performance                               as of September 30, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              Class A     Class B      Class C
Total returns*                  37.20%      35.61%       35.89%
Net asset value 9/30/94        $21.41      $21.22       $21.26
                9/30/95        $26.28      $25.69       $25.80
Dividends                        None        None          None
Capital gains                  $ 2.89      $ 2.89       $ 2.89

* Before deducting front-end or contingent deferred sales charge
  (CDSC), if applicable.

Historical Record                                     as of  September 30, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Cumulative total returns     Class A     Class B      Class C
1-year w/o sales charge         37.20%      35.61%      35.89%
1-year                          29.31%      31.61%      35.89%
5-year                         135.92%        --          --
10-year                        429.08%        --          --
Life of Class                    --         15.27%      18.62%
Average Annual Returns
1-year w/o sales charge         37.20%      35.61%      35.89%
1-year                          29.31%      31.61%      35.89%
5-year                          18.73%        --          --
10-year                         18.13%        --          --
Life of Class                    --          6.79%       8.21%

Class A shares were introduced on September 10, 1968. Performance is reported at the current maximum front-end sales charge of 5.75%.

Class B shares were introduced on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

Class C shares were introduced on August 2, 1993. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone America Hartwell Emerging Growth Fund, Inc.
Growth of an Investment

= = = = = = = = = = = = = = = = [Line Chart] = = = = = = = = = = = = = = = = =
Comparison of change in value of a $10,000 investment in Keystone America Hartwell Emerging Growth Fund Inc. Class A, the Russell 2000 and the Consumer Price Index

In Thousands    September 30, 1985 through September 30, 1995
        Average Annual Total Return
 ------------------------------------------
            1 Year     5 Year     10 Year
Class A     29.31%     18.73%      18.13%
Class B     31.61%     --           6.79%
Class C     35.89%     --           8.21%
                      Russell
        Class A        2000            CPI

9/85     9425         10000           10000
        12607         12202.0         10175
9/87    20564         15788.4         10619
        17192         14081.3         11062
9/89    23735         17107.0         11542
        21137         12460.7         12253
9/91    34562         18078.9         12668
        34176         20650.1         13047
9/93    46949         27493.8         13398
        38565         28227.4         13795
9/95    52908         34826.2         14146

Past performance is no guarantee of future results. The performance of Class
B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. *Class B and Class C shares were introduced August 2,
1993; performance is for life of class.
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone America Hartwell Emerging Growth Fund, Inc. Class A

The Fund seeks capital appreciation from growth stocks of small- and medium-sized companies with above-average appreciation potential. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Russell 2000 Index

A broad-based securities market index, the Russell 2000 is an unmanaged index of equities with small market capitalizations. The Index represents small companies that may be less established, and may be more concentrated in certain industries than other indexes. As a result, the Index may be more volatile than other indexes such as the S&P 500.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone America Hartwell Emerging Growth Fund, Inc.

                        Glossary of Mutual Fund Terms

MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

SHORT-TERM--An investment with a maturity of one year or less.

LONG-TERM--An investment with a maturity of greater than one year.

AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

SCHEDULE OF INVESTMENTS--September 30, 1995
                                                Market
                                  Shares         Value
==========================================================
COMMON STOCKS (94.7%)(a)
CELLULAR/WIRELESS (6.3%)
Arch Communications Group         160,000    $  4,200,000
Pronet, Inc.                      120,000       3,495,000
 ---------------------------------------------------------
                                                7,695,000
 ---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.6%)
Stratacom, Inc.                    57,500       3,176,875
 ---------------------------------------------------------
COMMUNICATIONS/SOFTWARE (16.7%)
Computron Software, Inc.           65,000       1,121,250
Global Village Communications      75,000       1,031,250
Netcom-On-Line Communications     125,000       5,500,000
PictureTel Corp.                  100,000       4,525,000
Transwitch Corp.                  100,000       1,262,500
VideoServer, Inc.                 100,000       3,525,000
VTel Corp.                        130,000       3,233,750
 ---------------------------------------------------------
                                               20,198,750
 ---------------------------------------------------------
HEALTHCARE/INFORMATION SYSTEMS (5.5%)
Cycare Systems, Inc.              155,000       5,153,750
Phamis, Inc.                       56,000       1,533,000
 ---------------------------------------------------------
                                                6,686,750
 ---------------------------------------------------------
HEALTHCARE SERVICES (13.6%)
Gulf South Medical Supply, Inc.   150,000       3,693,750
Med-Partners, Inc.                 60,000       1,890,000
Phycor, Inc.                      135,000       4,623,750
Steris Corp.                      150,000       6,318,750
 ---------------------------------------------------------
                                               16,526,250
 ---------------------------------------------------------
MISCELLANEOUS (6.2%)
Premenos Technology Corp.         110,000       3,575,000
Uniphase Corp.                    110,000       3,877,500
 ---------------------------------------------------------
                                                7,452,500
 ---------------------------------------------------------
OIL/OIL SERVICES (2.6%)
Input/Output, Inc.                 43,000    $  1,650,125
Petroleum Geo-Services, ADR        60,000       1,470,000
 ---------------------------------------------------------
                                                3,120,125
 ---------------------------------------------------------
RESTAURANTS (8.7%)
Apple South, Inc.                 150,000       3,412,500
Daka International, Inc.          115,000       3,766,250
DF & R Restaurants, Inc.          100,000       3,375,000
 ---------------------------------------------------------
                                               10,553,750
 ---------------------------------------------------------
SEMI-CONDUCTORS (3.0%)
Exar Corp.                        100,000       3,575,000
 ---------------------------------------------------------
SOFTWARE/BUSINESS (10.3%)
Alternative Resource Group         55,000       1,760,000
McAfee Associates, Inc.           120,000       6,180,000
PeopleSoft, Inc.                   50,000       4,543,750
 ---------------------------------------------------------
                                               12,483,750
 ---------------------------------------------------------
SOFTWARE/MANUFACTURING (6.0%)
Cognex Corp.                       90,000       4,342,500
Wonderware Corp.                   75,000       2,915,625
 ---------------------------------------------------------
                                                7,258,125
 ---------------------------------------------------------
SPECIALTY RETAIL (13.2%)
Hollywood Entertainment, Inc.     185,000       3,965,938
Moovies, Inc.                      40,000         785,000
Movie Gallery, Inc.               125,000       5,343,750
Sunglass Hut International,
  Inc.                             90,000       4,500,000
Trend Lines, Inc.                 107,500       1,424,375
 ---------------------------------------------------------
                                               16,019,063
 ---------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost -- $79,751,539)                       114,745,938
 =========================================================

See Notes to Schedule of Investments.                 (continued on next page)

Keystone America Hartwell Emerging Growth Fund, Inc.

SCHEDULE OF INVESTMENTS--September 30, 1995
                                  Maturity        Market
                                    Value         Value
 ==========================================================
REPURCHASE AGREEMENT (2.9%)
State Street Bank & Trust
  Co., 5.25%, purchased
  09/29/95, (Collateralized
  by $2,790,000 U.S. Treasury
  Bond, 8.875%, due
  02/15/19), maturing
  10/02/95 (Cost $3,490,000)    $3,491,527     $  3,490,000
 ----------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost -- $3,490,000)                            3,490,000
 ==========================================================
TOTAL INVESTMENTS
  (Cost -- $83,241,540) (b)                     118,235,938
OTHER ASSETS AND LIABILITIES --
  NET (2.4%)                                      2,925,249
 ----------------------------------------------------------
NET ASSETS (100%)                              $121,161,187
 ==========================================================

NOTES TO SCHEDULE OF INVESTMENTS

(a) All common stocks with the exception of Apple South, Inc. are non-income-producing securities.

(b) The cost of investments for federal income tax purposes amounted to $83,241,540. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at September 30, 1995, are as follows:

Gross unrealized
  appreciation                  $36,399,559
Gross unrealized
  depreciation                   (1,405,161)
                                 ----------

Net unrealized appreciation     $34,994,398
                                 ==========

Legend of Portfolio Abbreviations:

ADR--American Depository Receipts.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the year)

                                                      Year Ended September 30,
                     ------------------------------------------------------------------------------------------
                     1995          1994        1993        1992       1991     1990        1989     1988      1987      1986
===================================================================================================================================
Net asset value
 beginning of
  year              $21.41       $ 28.56      $20.80      $22.91     $14.13   $ 15.96     $11.56  $ 24.37      $14.94       $11.17
----------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations
Net investment
  loss               (0.38)        (0.37)      (0.34)      (0.26)     (0.22)    (0.29)     (0.21)   (0.20)      (0.23)       (0.26)
Net gain (loss)
  on investments      8.14         (4.43)       8.10        0.05       9.13     (1.45)      4.61    (6.03)       9.66         4.03
----------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations          7.76         (4.80)       7.76       (0.21)      8.91     (1.74)      4.40    (6.23)       9.43         3.77
----------------------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net realized
  gain on
  investments        (2.89)        (2.35)          0       (1.90)     (0.13)    (0.09)         0    (6.58)          0            0
----------------------------------------------------------------------------------------------------------------------------------
Total
  distributions      (2.89)        (2.35)          0       (1.90)     (0.13)    (0.09)         0    (6.58)          0            0
----------------------------------------------------------------------------------------------------------------------------------
Net asset value
  end of year       $26.28       $ 21.41      $28.56      $20.80     $22.91   $ 14.13     $15.96  $ 11.56      $24.37       $14.94
===================================================================================================================================
Total return (a)     37.20%       (17.86%)     37.31%      (1.12%)    63.51%   (10.95%)    38.06%  (16.40%)     63.12%       33.75%
Ratios/supplemental
  data
Ratios to
  average net
  assets:
 Total expenses       1.81%(c)      1.80%       1.60%       1.63%      1.70%     2.50%      2.40%    2.40%       1.90%(b)     2.00%
 Net investment
  loss               (1.58%)       (1.62%)     (1.34%)     (1.18%)    (1.18%)   (1.80%)    (1.60%)  (1.70%)     (1.20%)      (1.70%)
 Portfolio
  turnover rate        164%          156%        155%        152%       137%       96%       136%     110%        224%         123%
----------------------------------------------------------------------------------------------------------------------------------
Net assets end
  of year
  (thousands)     $111,791      $120,689    $195,708    $152,714    $72,602    $21,855   $25,131   $23,596    $41,440      $24,883
==================================================================================================================================

Per share calculation based on average weighted shares outstanding.

(a) Excluding applicable sales charges.

(b) Figure is net of expense reimbursement by Hartwell Keystone in connection with voluntary expense limitations. Before expense reimbursement the "Ratio of operating and management expenses to average net assets" would have been 2.00% for the year ended September 30, 1987.

(c) "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.78%.

    See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)
                                                              August 2, 1993
                                           Year Ended        (Date of Initial
                                          September 30,      Public Offering)
                                        ------------------          to
                                                               September 30,
                                         1995       1994           1993
 =============================================================================
Net asset value
 beginning of period                    $21.22    $ 28.56         $26.69
 -----------------------------------------------------------------------------
Income from investment operations
Net investment loss                      (0.56)     (0.49)         (0.05)
Net gain (loss) on investments            7.92      (4.50)          1.92
 -----------------------------------------------------------------------------
Total from investment operations          7.36      (4.99)          1.87
 -----------------------------------------------------------------------------
Less distributions from:
Net realized gain on investments         (2.89)     (2.35)             0
 -----------------------------------------------------------------------------
Total distributions                      (2.89)     (2.35)             0
 -----------------------------------------------------------------------------
Net asset value end of period           $25.69    $ 21.22         $28.56
 =============================================================================
Total return (a)                         35.61%    (18.58%)         7.01%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.58%(c)   2.49%          3.70%(b)
 Net investment loss                     (2.34%)    (2.27%)         (3.4%)(b)
 Portfolio turnover rate                   164%       156%           155%
 -----------------------------------------------------------------------------
Net assets end of period
  (thousands)                           $6,970     $3,801           $823
 =============================================================================

Per share calculation based on average weighted shares outstanding.

(a) Excluding applicable sales charges.

(b) Annualized.

(c) "Ratio of total expenses to average net assets" for the year ended
    September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 2.55%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)
                                                              August 2, 1993
                                           Year Ended        (Date of Initial
                                          September 30,      Public Offering)
                                        ------------------          to
                                                               September 30,
                                         1995       1994           1993
 =============================================================================
Net asset value
 beginning of period                    $21.26    $ 28.56         $26.69
 -----------------------------------------------------------------------------
Income from investment operations
Net investment loss                      (0.56)     (0.47)         (0.08)
Net gain (loss) on investments            7.99      (4.48)          1.95
 -----------------------------------------------------------------------------
Total from investment operations          7.43      (4.95)          1.87
 -----------------------------------------------------------------------------
Less distributions from:
Net realized gain on investments         (2.89)     (2.35)             0
 -----------------------------------------------------------------------------
Total distributions                      (2.89)     (2.35)             0
 -----------------------------------------------------------------------------
Net asset value end of period           $25.80    $ 21.26         $28.56
 =============================================================================
Total return (a)                         35.89%    (18.42%)         7.01%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.58%(c)   2.47%          3.09%(b)
 Net investment loss                     (2.37%)    (2.25%)        (2.80%)(b)
 Portfolio turnover rate                   164%       156%           155%
 -----------------------------------------------------------------------------
Net assets end of period
  (thousands)                           $2,400     $1,679           $297
 =============================================================================

Per share calculation based on average weighted shares outstanding.

(a) Excluding applicable sales charges.

(b) Annualized.

(c) "Ratio of total expenses to average net assets" for the year ended
    September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 2.55%.

See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
 =============================================================================
 Assets (Note 1):
  Investments at market value (identified cost--
    $83,241,540)                                       $118,235,938
  Cash                                                          668
  Receivable for:
   Investments sold                                       2,984,750
   Fund shares sold                                         264,135
   Dividends and interest                                     1,528
  Prepaid expenses                                            6,084
  Other assets                                                1,851
 -------------------------------------------------------------------
    Total assets                                        121,494,954
 -------------------------------------------------------------------
Liabilities (Note 4):
 Payable for:
  Fund shares redeemed                                      164,148
 Accrued reimbursable expenses                                4,148
 Other accrued expenses                                     165,471
 -------------------------------------------------------------------
  Total liabilities                                         333,767
 -------------------------------------------------------------------
Net assets                                             $121,161,187
 ===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                       $ 85,066,787
 Accumulated net realized gains on investments            1,100,002
 Net unrealized appreciation on investments              34,994,398
 -------------------------------------------------------------------
    Total net assets                                   $121,161,187
 ===================================================================
Net asset value and redemption price per share
  (Note 2):
 Class A Shares
  Net assets of $111,790,735/4,253,505 shares
    outstanding                                               $26.28
  Offering price per share ($26.28/0.9425) (based
   on a sales charge of 5.75% of the offering
   price September 30, 1995)                                  $27.88
 Class B Shares
  Net assets of $6,969,957/271,302 shares
    outstanding                                               $25.69
 Class C Shares
  Net assets of $2,400,495/93,058 shares
    outstanding                                               $25.80
 ===================================================================

STATEMENT OF OPERATIONS
Year Ended September 30, 1995
 =============================================================================
Investment income (Note 1):
  Dividend                                     $       900
  Interest                                         244,286
 ----------------------------------------------------------
     Total investment income                       245,186
 ----------------------------------------------------------
Expenses (Notes 2, 4 and 5):
  Management fee                  $1,030,145
  Shareholder services              604,182
  Accounting, auditing, and
    legal                            42,889
  Custodian fee expense              92,672
  Printing                           44,885
  Distribution Plan expenses        305,698
  Registration fees                 115,063
  Directors' fees and expenses        9,164
  Miscellaneous expenses             43,818
 ----------------------------------------------------------
  Total expenses                  2,288,516
   Less: Expenses paid
    indirectly (Note 4)             (33,879)
 ----------------------------------------------------------
     Net expenses                                2,254,637
 ----------------------------------------------------------
  Net investment loss                           (2,009,451)
 ----------------------------------------------------------
  Net realized and unrealized
     gain (loss) on investments
    (Notes 1 and 3):                            22,375,130
 ----------------------------------------------------------
  Net change in unrealized
     appreciation (depreciation)
     on investments                             17,446,189
 ----------------------------------------------------------
  Net gain (loss) on investments                39,821,319
 ----------------------------------------------------------
  Net increase in net assets
     resulting from operations                 $37,811,868
 ==========================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Year Ended September 30,
                                                                    ----------------------------
                                                                        1995           1994
 ===============================================================================================
Operations:
  Net investment loss                                                $ (2,009,451)   $ (2,459,625)
  Net realized gain (loss) on investments                              22,375,130       8,820,946
  Net change in unrealized appreciation (depreciation)
    on investments                                                     17,446,189     (38,936,468)
 -----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from operations   37,811,868     (32,575,147)
 -----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
   investments (Note 5):
   Class A Shares                                                     (11,564,652)    (15,655,783)
   Class B Shares                                                        (718,070)       (123,550)
   Class C Shares                                                        (229,717)        (52,384)
 -----------------------------------------------------------------------------------------------
     Total distributions to shareholders                              (12,512,439)    (15,831,717)
 -----------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold:
    Class A Shares                                                     10,088,352      13,815,022
    Class B Shares                                                     27,935,012       5,015,690
    Class C Shares                                                      1,609,258       2,613,385
  Payments for shares redeemed:
    Class A Shares                                                    (52,915,813)    (55,198,867)
    Class B Shares                                                    (26,761,159)     (1,615,154)
    Class C Shares                                                     (1,469,796)     (1,118,138)
  Net asset value of shares issued in reinvestment of
    distributions:
    Class A Shares                                                     10,351,036      14,084,578
    Class B Shares                                                        634,603         108,234
    Class C Shares                                                        221,110          42,421
 -----------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from capital share
      transactions                                                    (30,307,397)    (22,252,829)
 -----------------------------------------------------------------------------------------------
      Total decrease in net assets                                     (5,007,968)    (70,659,693)
Net Assets:
  Beginning of year                                                   126,169,155     196,828,848
 -----------------------------------------------------------------------------------------------
  End of year [including accumulated distributions in excess of net investment income as follows: 1995--$0 and 1994--
    ($257,173)] (Note 1)                                             $121,161,187    $126,169,155
 ===============================================================================================

See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone America Hartwell Emerging Growth Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund was incorporated in New York on April 8, 1968 and began operations on September 10, 1968. Through January 30, 1995 Hartwell Keystone Advisers, Inc. ("Hartwell Keystone") a wholly-owned subsidiary of Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") was the Fund's investment adviser. Effective January 31, 1995 Keystone became the Fund's investment adviser.

J.M. Hartwell Limited Partnership (formerly Hartwell Management Company, Inc.) ("Hartwell") has acted as subadviser to the Fund pursuant to a Sub Advisory Agreement with Keystone. Subject to the supervision of the Fund's Board of Directors and Keystone, Hartwell Management provides the Fund and Keystone with investment research, advice, information and securities recommendations.

The Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.)("KIDC"), the Fund's principal underwriter.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market.

B. Securities transactions are accounted for on the day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

E. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to a net investment loss and treatment of short-term capital gains.

(2.) Capital Share Transactions

Thirty million shares each of Class A, B, C, E, and F and one-hundred million shares of Class D of the Fund, each with a par value of $1.00, are authorized for issuance. Currently, only Class A, B, and C shares are outstanding. Transactions in shares of the Fund were as follows:

                            Class A Shares
                    -------------------------------
                       Year Ended September 30,
                       1995              1994
==================================================
Shares sold            434,450           620,860
Shares redeemed     (2,239,300)       (2,410,004)
Shares issued in
  reinvestment of
  distributions        420,504           573,944
--------------------------------------------------
Net decrease        (1,384,346)       (1,215,200)
==================================================

Keystone America Hartwell Emerging Growth Fund, Inc.

                            Class B Shares
                    -------------------------------
                       Year Ended September 30,
                       1995              1994
==================================================
Shares sold          1,156,468         216,318
Shares redeemed     (1,090,475)        (70,467)
Shares issued in
  reinvestment of
  distributions         26,206           4,416
--------------------------------------------------
Net increase            92,199         150,267
==================================================

                            Class C Shares
                    -------------------------------
                       Year Ended September 30,
                       1995              1994
==================================================
Shares sold            69,278          119,572
Shares redeemed       (64,325)         (52,718)
Shares issued in
  reinvestment of
  distributions         9,114            1,731
--------------------------------------------------
Net increase           14,067           68,585
==================================================

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

The Class A Distribution Plan provides for payments that are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of the shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

The Class B Distribution Plan provides for payment at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve months following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 0.75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc. ("NASD rule") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

Each of the Distribution Plans may be terminated at any time by a vote of Independent Directors or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Directors, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

During the fiscal year ended September 30, 1995, the Fund paid KIDC $231,932 under its Class A Distribution Plan. The Fund paid KIDC $52,294 for Class B shares sold prior to June 1, 1995 and $1,470 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $20,002 under its Class C Distribution Plan.

Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plan were $312,791 for shares purchased prior to June 1, 1995, and $96,072 for shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $167,847 for Class C shares as of September 30, 1995. Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.Keystone America Hartwell Emerging Growth Fund, Inc.

(3.) Securities Transactions

Purchases and sales of investment securities (including proceeds received at maturity) for the fiscal year ended September 30, 1995, were as follows:

                           Cost of         Proceeds
                          Purchases       from Sales
 =====================================================
Portfolio securities  $  193,733,779    $  242,378,224
Short-term
  investments          1,377,950,000     1,378,998,900
 -----------------------------------------------------
                      $1,571,683,779    $1,621,377,124
 =====================================================

(4.) Investment Management Agreement and Other Transactions

The Fund pays Keystone a basic monthly advisory fee calculated by applying percentage rates, starting at 1.0% and declining as net assets increase, to 0.65% to the Fund's average daily net asset value during the latest 12 months (a moving average method). The basic advisory fee of the Fund is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1% of the average daily net asset value during the latest 12 months (a moving average method) of the Fund depending upon the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks ("S&P 500").

During the fiscal year ended September 30, 1995, the Fund paid or accrued $1,030,145 in management fees representing 0.84% of average daily net assets. Of this amount $89,914 was paid or accrued to Hartwell Management Company for the period October 31, 1994 through January 31, 1995, and $296,954 was paid or accrued to JM Hartwell Limited Partnership for the period January 31, 1995 through September 30, 1995.

During the fiscal year ended September 30, 1995, the Fund paid or accrued $22,382 to KII as reimbursement for certain accounting services. The Fund paid or accrued $604,182 to KIRC for shareholder services.

The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of fund average net assets; 2.0% of the next $70 million of fund average net assets; and 1.5% of fund average net assets over $100 million.

The Fund has entered into an expense offset arrangement with its custodian. For the year September 30, 1995, the Fund paid custody fees in the amount of $58,793 and received a credit of $33,879 pursuant to the expense offset arrangement, resulting in a total expense of $92,672. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income-producing asset.Keystone America Hartwell Emerging Growth Fund, Inc.

Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of the applicable state expense limit. However, Keystone is not required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

(5.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income, if any, annually and all net taxable realized long-term capital gains, if any, at least annually. Any distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

INDEPENDENT AUDITORS' REPORT

The Directors and Shareholders
Keystone America Hartwell Emerging Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Keystone America Hartwell Emerging Growth Fund, Inc. including the schedule of investments, as of September 30, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended September 30, 1995 for Class A shares and each of the years in the two-year period then ended and the period from August 2, 1993 to September 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Class A financial highlights for each of the years in the five-year period ended September 30, 1990, were audited by other auditors whose report, dated November 7, 1990, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone America Hartwell Emerging Growth Fund, Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods referred to above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 27, 1995

Keystone America Hartwell Emerging Growth Fund, Inc.

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

During the fiscal year ended September 30, 1995, distributions of taxable long-term capital gains totalling $2.89 per share were paid in shares or cash.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and Internal Revenue Service (tax) purposes.

In January 1996, we will send you complete information on the distributions paid during the calendar year 1995 to help you in completing your federal tax return.

                             Keystone's Services
                               for Shareholders

KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[Back cover]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund




This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo] K E Y S T O N E
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

HEGF-AR-11/95
18M                                          ["Recycle" symbol]

[Front cover]

                                 K E Y S T O N E
                                  A M E R I C A

                  [Photo: Dad giving daughter a piggyback ride]

                                    HARTWELL
                                EMERGING GROWTH
                                   FUND, INC.


                                [Keystone logo]
                                 ANNUAL REPORT
                               SEPTEMBER 30, 1995